Filed pursuant to Rule 497(e)
Registration Nos. 333-174574; 811-22563

MAIRS & POWER FUNDS TRUST
Mairs & Power Growth Fund
Mairs & Power Balanced Fund
Mairs & Power Small Cap Fund
(together, the “Funds”)

April 8, 2022

Supplement to the Summary Prospectuses, Prospectus, and Statement of Additional Information
each dated April 30, 2021, as previously supplemented

As previously communicated, a special meeting of shareholders of the Funds was held on March 30, 2022.  At the special meeting, shareholders of each of the Funds approved a proposal to reorganize each Fund into a corresponding newly created series of Trust for Professional Managers (together, the “Acquiring Funds”), which are designed to be substantially similar from an investment perspective to the current Funds.  Mairs & Power, Inc. will serve as the investment adviser to the Acquiring Funds.  The reorganization is intended to qualify as a tax-free transaction for federal income purposes.

The closing of the reorganization will take place in late April 2022.  Shareholders of the Funds will become shareholders of the corresponding Acquiring Funds, receiving shares of the corresponding Acquiring Funds equal in value to the shares of the Funds held immediately prior to the reorganization.  Following the closing of the reorganization, shareholders of the Funds will receive a Prospectus for their respective Acquiring Fund, which provides information about these changes along with other information regarding the Acquiring Funds.

Thank you for your investment.  If you have any questions, please call the Funds toll-free at 800-304-7404.

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Please retain this supplement for your reference.